EXHIBIT 10.1

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                            COMMON STOCK AND WARRANT
                               PURCHASE AGREEMENT



                              ATC HEALTHCARE, INC.



                                  MARCH 5, 2007





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


                            COMMON STOCK AND WARRANT
                               PURCHASE AGREEMENT


         THIS COMMON STOCK AND WARRANT PURCHASE AGREEMENT (this "AGREEMENT"), dated as of February __, 2007, is by and among ATC Healthcare, Inc., a Delaware corporation (the "COMPANY"), and the purchasers signatory hereto (each, a "PURCHASER" and, collectively, the "PURCHASERS").

                                    RECITALS

         A. The Company and the Purchasers are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by Section 4(2) of the Securities Act and Rule 506 of Regulation D as promulgated by the SEC under the Securities Act.

         B. The Purchasers, severally and not jointly, wish to purchase, and the Company wishes to sell, upon the terms and conditions stated in this Agreement, an aggregate of (i) up to 5,000,000 shares of Common Stock (the "SHARES") and
(ii) warrants, in substantially the form attached hereto as Exhibit A (the "WARRANTS"), to acquire up to 2,500,000 shares of Common Stock (the "WARRANT SHARES").

         C. The Shares, the Warrants and the Warrant Shares are collectively referred to herein as the "SECURITIES".

         The parties hereto, in consideration of the premises and their mutual covenants and agreements herein set forth and intending to be legally bound hereby, covenant and agree as follows:

                                   ARTICLE 1

                                   DEFINITIONS

          1.1 CERTAIN DEFINITIONS. In addition to other words and terms defined elsewhere in this Agreement, the following words and terms have the meanings set forth below (and such meanings shall be equally applicable to both the singular and plural form of the terms defined, as the context may require):

          "AFFILIATE" shall mean with respect to any Person, any other Person that is directly or indirectly controlling, controlled by or under common control with such Person or entity or any of its Subsidiaries, and the term "control" (including the terms "controlled by" and "under common control with") shall mean having, directly or indirectly, the power to direct or cause the direction of the management and policies of a Person, whether through ownership of voting securities or by contract or otherwise. Without limiting the foregoing, (i) the ownership of ten percent (10%) or more of the voting securities of a Person shall be deemed to constitute control and notwithstanding anything to the contrary herein, and (ii) neither the Purchasers nor any of their respective Affiliates shall be deemed to be Affiliates of the Company by virtue of the transactions contemplated in this Agreement.

         "BATHGATE CAPITAL" shall mean Bathgate Capital Partners LLC.

         "BOARD" shall mean the Board of Directors of ATC Healthcare, Inc.

         "BUSINESS" shall mean the principal business of the Company as set forth in SECTION 4.1(B) hereof and as such shall continue to be conducted following the purchase and sale of the Common Stock and the Warrants hereby.

         "BUSINESS DAY" shall mean any day other than a Saturday, Sunday or other day on which banking institutions in Denver, Colorado are authorized or required by law to close.

         "BYLAWS" shall mean the Bylaws or analogous instrument governing operations, including all amendments and supplements thereto.

         "CHARTER DOCUMENTS" shall mean the certificate of incorporation filed with the appropriate Governmental Authorities, including all amendments and supplements thereto.

         "CLOSING" shall mean the closing of the purchase and sale of the Shares and the Warrants pursuant to this Agreement.

          "CODE" shall mean the Internal Revenue Code of 1986, as amended.

         "COMMON STOCK" shall mean the Class A Common Stock of the Company.

         "COMPANY" shall have the meaning assigned to such term in the introductory paragraph hereto, except as provided otherwise in this Agreement.

         "COMPANY COUNSEL" shall mean Keevican Weiss Bauerle & Hirsch LLC with offices located at 11th Floor, 1001 Liberty Avenue, Pittsburgh, PA 15222.

         "CURRENT RATIO" shall mean the ratio of total consolidated current assets of the Company to total consolidated current liabilities of the Company (both as determined in accordance with GAAP).

         "ENABLE CAPITAL" shall mean Enable Capital Management, LLC.

          "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as the same may from time to time be amended, and the rules and regulations of any governmental agency or authority, as from time to time in effect, promulgated thereunder.

         "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended.

         "FISCAL YEAR" or "FISCAL YEAR" shall mean each 12-month period ending on December 31 of each year.

         "FWS" means Feldman Weinstein & Smith LLP with offices located at 420 Lexington Avenue, Suite 2620, New York, New York 10170-0002.

         "GAAP" shall have the meaning given to such term in Section 1.2.

         "GOVERNMENTAL AUTHORITIES" shall mean any federal, state or municipal court or other governmental department, commission, board, bureau, agency or instrumentality, governmental or quasi-governmental, domestic or foreign.

         "IRS" shall mean the Internal Revenue Service and any governmental body or agency succeeding to the functions thereof.

         "LAWS" shall mean all U.S. and foreign federal, state or local statutes, laws, rules, regulations, ordinances, codes, policies, rules of common law, and the like, now or hereafter in effect, including any judicial or administrative interpretations thereof, and any judicial or administrative orders, consents, decrees or judgments.

         "LIEN" shall mean any security interest, pledge, bailment, mortgage, hypothecation, deed of trust, conditional sales and title retention agreement (including any lease in the nature thereof), charge, encumbrance or other similar arrangement or interest in real or personal property, whether such interest is based on common law, statute or contract.

         "MATERIAL ADVERSE EFFECT" shall mean a material adverse effect on the business, properties, assets, liabilities or condition (financial or otherwise) of the Company, individually and/or taken as a whole.

         "PER SHARE PURCHASE PRICE" equals $0.30, subject to adjustment for reverse and forward stock splits, stock dividends, stock combinations and other similar transactions of the Common Stock that occur after the date of this Agreement.

          "PERSON" shall mean any individual, partnership, limited partnership, corporation, limited liability Company, association, joint stock company, trust, joint venture, unincorporated organization or governmental entity or department, agency or political subdivision thereof.

         "PLAN" shall mean any employee benefit plan (within the meaning of Section 3(3) of ERISA), established or maintained by the Company or any member of the Controlled Group.

         "PREFERRED STOCK" shall mean the 7% Convertible Series A Preferred Stock of the Company issued pursuant to a certificate of designation that was filed on June 18, 2003 with the Secretary of State of the State of Delaware.

         "PRINCIPAL MARKET" shall mean the American Stock Exchange.

         "PROPERTIES AND FACILITIES" shall have the meaning assigned to such term in SECTION 4.1(R) hereof.

         "PROPERTY" shall mean, as to any Person, all types of real, personal, tangible, intangible or mixed property owned by such Person whether or not included in the most recent balance sheet of such Person and its subsidiaries under GAAP.

         "PROPRIETARY RIGHTS" shall mean all patents, trademarks, trade names, service marks, copyrights, inventions, production methods, licenses, formulas, know-how, trade secrets and good will related to any of the foregoing, regardless of whether such are registered with any Governmental Authorities, including applications therefor.

         "PURCHASE DOCUMENTS" shall mean this Agreement (including all schedules attached to the Agreement), the Registration Rights Agreement, the Common Stock and the Warrants as any or all of the foregoing may be supplemented or amended from time to time.

         "PURCHASER" shall have the meaning assigned to such term in the introductory paragraph hereto.

         "REGISTRABLE SECURITIES" shall mean the Shares, the Warrant Shares and any shares issued or issuable upon any stock split, dividend or other distribution, recapitalization or similar event, or any exercise or other price adjustment with respect to the Common Stock.

         "REGISTRATION RIGHTS AGREEMENT" shall mean the Registration Rights Agreement of even date herewith between the Purchaser and the Company.

         "RULE 144" means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

          "SEC" means the U.S. Securities and Exchange Commission.

         "SECURITIES" means the Shares, Warrants and the Warrant Shares.

         "SECURITIES ACT" shall mean the Securities Act of 1933, as amended.

         "SHAREHOLDER APPROVAL" means such approval as may be required by the applicable rules and regulations of the American Stock Exchange (or any successor entity) from the shareholders of the Company with respect to the transactions contemplated by the Transaction Documents, including the issuance of all of the Shares and Warrant Shares in excess of 19.99% of the issued and outstanding Common Stock on the Closing Date.

         "SHORT SALES" means all "short sales" as defined in Rule 200 of Regulation SHO under the Exchange Act (but shall not be deemed to include the location and/or reservation of borrowable shares of Common Stock).

         "SUBSCRIPTION AMOUNT" means, as to each Purchaser, the aggregate amount to be paid for Shares and Warrants purchased hereunder as specified below such Purchaser's name on the signature page of this Agreement and next to the heading "Subscription Amount," in United States dollars and in immediately available funds.

         "SUBSIDIARY" of any corporation shall mean any other corporation or limited liability company of which the outstanding capital stock possessing a majority of voting power in the election of directors (otherwise than as the result of a default) is owned or controlled by such corporation directly or indirectly through Subsidiaries.

         "TOTAL ASSETS" shall mean the total consolidated assets of the Company determined in accordance with GAAP.

         "TOTAL LIABILITIES" shall mean the total consolidated liabilities of the Company determined in accordance with GAAP.

         "TRADING DAY" means (i) a day on which the Common Stock is traded on a Trading Market (other than the OTC Bulletin Board), or (ii) if the Common Stock is not listed on a Trading Market (other than the OTC Bulletin Board), a day on which the Common Stock is traded in the over-the-counter market, as reported by the OTC Bulletin Board, or (iii) if the Common Stock is not quoted on any Trading Market, a day on which the Common Stock is quoted in the over-the-counter market as reported by the National Quotation Bureau Incorporated (or any similar organization or agency succeeding to its functions of reporting prices); provided, that in the event that the Common Stock is not listed or quoted as set forth in (i), (ii) and (iii) hereof, then Trading Day shall mean a Business Day.

         "TRADING MARKET" means whichever of the New York Stock Exchange, the American Stock Exchange, the NASDAQ Global Market, the NASDAQ Global Select Market, the NASDAQ Capital Market or OTC Bulletin Board on which the Common Stock is listed or quoted for trading on the date in question.

         "TRANSACTION DOCUMENTS" shall have the meaning assigned to such term in
SECTION 4.1(F) hereof.

         "TRANSACTIONS" shall mean the purchase of the Shares and the Warrants as contemplated by this Agreement, and all other agreements contemplated hereby and thereby.

          1.2 ACCOUNTING PRINCIPLES. The character or amount of any asset, liability, capital account or reserve and of any item of income or expense to be determined, and any consolidation or other accounting computation to be made, and the construction of any definition containing a financial term, pursuant to this Agreement shall be determined or made in accordance with generally accepted accounting principles in the United States of America consistently applied ("GAAP").

          1.3 OTHER DEFINITIONAL PROVISIONS; CONSTRUCTION. Whenever the context so requires, neuter gender includes the masculine and feminine, the singular number includes the plural and vice versa. The words "hereof" "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not in any particular provision of this agreement, and references to section, article, annex, schedule, exhibit and like references are references to this Agreement unless otherwise specified. References in this Agreement to any Persons shall include such Persons' successors and permitted assigns.

                                   ARTICLE 2

                   ISSUE AND SALE OF COMMON STOCK AND WARRANTS

          2.1 AUTHORIZATION AND ISSUANCE OF THE SHARES AND WARRANTS. The Company has duly authorized the offering of the Shares and Warrants to the Purchasers.

          2.2 PURCHASE PRICE. Subject to the terms and conditions and in reliance upon the representations, warranties and agreements set forth herein, the Company shall sell to the Purchasers, and the Purchasers shall purchase from the Company, an aggregate of up to $2,500,000 of the Shares and the Warrants. The Purchasers and the Company agree that the Shares and the Warrants constitute an "INVESTMENT UNIT" for purposes of Section 1273(c)(2) of the Code. On or before the Closing Date, each Purchaser shall notify the Company of such Purchaser's determination of the allocation of such Purchaser's Subscription Amount of such investment unit between the Shares and the Warrants in accordance with Section 1273(c)(2) of the Code and Treasury Regulation Section 1.1273-2(h), and neither the Purchasers nor the Company shall take any position inconsistent with such allocation in any tax return or in any judicial or administrative proceeding in respect of taxes.

          2.3 THE CLOSING. Delivery of and payment for the Shares and the Warrants to be sold to the Purchasers shall be made at such place and date as may be mutually agreeable to the Company and the Purchasers, provided that the Company and the Purchaser agree that such date shall be as soon as reasonably practicable following the execution of this Agreement (such date, the "CLOSING DATE"). Delivery of the Shares and Warrants shall be made to the Purchasers against payment of their respective Subscription Amounts by wire transfer of immediately available funds in the manner agreed to by the Company and the Purchasers. Each Purchaser's allocation of he Shares and the Warrants shall be issued in the name of such Purchaser.

                                   ARTICLE 3

                                   CONDITIONS

          3.1 CONDITIONS TO PURCHASE OF SECURITIES. The obligation of each Purchaser to purchase and pay for the Shares and Warrants is subject to the satisfaction, prior to or at the Closing, of the following conditions at the time of its purchase:

                    (a) REPRESENTATIONS AND WARRANTIES TRUE. The representations and warranties of the Company contained in ARTICLE 4 hereof shall be true and correct in all material respects at and as of the Closing Date as though then made, except to the extent of changes caused by the transactions expressly contemplated herein.

                    (b) MATERIAL ADVERSE EFFECT. There shall have been no Material Adverse Effect from the date of execution of this Agreement through and including the Closing Date.

                    (c) CLOSING DOCUMENTS. The Company shall have delivered or ordered to be delivered to such Purchaser all of the following documents in form and substance satisfactory to such Purchaser:

                              (i) this Agreement, duly completed and executed by
                    the Company;

                              (ii) a legal  opinion of Company  Counsel,  in the
                    form of EXHIBIT C attached hereto;

                              (iii) a letter to American  Stock  Transfer,  Inc.
                    ("American Stock"), transfer agent for the Common Stock, executed by the Company and in form reasonably satisfactory to the Purchaser instructing American Stock to issue the number of Shares equal to such Purchaser's Subscription Amount divided by the Per Share Purchase Price, registered in the name of such Purchaser;

                              (iv) a  Warrant  registered  in the  name  of such
                    Purchaser to purchase up to a number of shares of Common Stock equal to 50% of such Purchaser's Shares, with an exercise price equal to $0.45, subject to adjustment therein;

                              (v)  the  Registration   Rights  Agreement,   duly
                    completed and executed by the Company;

                              (vi) a copy of the Charter Documents and Bylaws of
                    the  Company   certified  by  the   Secretary  or  Assistant
                    Secretary of the Company as of the Closing Date;

                              (vii) copies of the resolutions duly adopted by the Board authorizing the execution, delivery and performance by the Company of this Agreement and each of the other agreements, instruments and documents contemplated hereby to which the Company is a party, and the consummation of all of the other Transactions, certified as of each Closing Date by the President or Secretary of the Company;

                              (viii) a certificate  dated as of the Closing Date
                    from the President and Secretary, as officers of the Company, stating that the conditions specified in this
                    SECTION 3.1 have been fully satisfied or waived by such Purchhaser with respect to its purchase;

                              (ix) a lock-up agreement, in the form of EXHIBIT B
                    attached hereto, executed by (a) David Savitsky, (b) Stephen Savitsky and (c) any principals or affiliates of Bathgate Capital who participate in the offering, whereby each of them agrees to lock-up its shares of Common Stock for a period ending 60 days after the Mandatory Registration Statement (as defined in the Registration Rights Agreement) is declared effective; and

                              (x)  such   other   documents   relating   to  the
                    Transactions   contemplated  by  this  Agreement  that  such
                    Purchaser may reasonably request.

                    (d) PROCEEDINGS. All proceedings taken or required to be taken in connection with the transactions contemplated hereby to be consummated at or prior to the Closing and all documents incident thereto will be satisfactory in form and substance to the Purchasers.

                                   ARTICLE 4

                  REPRESENTATIONS AND WARRANTIES OF THE COMPANY

          4.1 REPRESENTATIONS AND WARRANTIES OF THE COMPANY. Unless the context requires otherwise, all references to the "Company" shall include each of the Company's Subsidiaries. As a material inducement to each Purchaser to enter into this Agreement and purchase the Shares and the Warrants, the Company hereby represents and warrants to each Purchaser as follows:

                    (a) ORGANIZATION AND POWER. The Company is duly organized, validly existing and in good standing under the laws of its state of organization. The Company has all requisite corporate or other organizational power and authority and all material licenses, permits, approvals and authorizations necessary to own and operate its properties, to carry on its businesses as now conducted and presently proposed to be conducted and to carry out the Transactions, and is qualified to do business in every jurisdiction where the failure to so qualify might reasonably be expected to have a Material Adverse Effect. The Company has its principal place of business in Lake Success, New York. The copies of the Charter Documents and Bylaws of the Company that have been furnished to the Purchasers reflect all amendments made thereto at any time prior to the date of this Agreement and are correct and complete.

                    (b) PRINCIPAL BUSINESS. The Company is primarily engaged in providing medical supplemental staffing services, as described in the Company's Form 10-K for the fiscal year ended February 28, 2006 (the "BUSINESS").

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

                    (c) SEC REPORTS; FINANCIAL STATEMENTS. The Company has filed all reports required to be filed by it under the Securities Act and the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof reports filed on Form 10-K, Form 10-Q, and Form 8-K, for the two years preceding the date hereof (or such shorter period as the Company was required by law to file such reports) (the foregoing materials being collectively referred to herein as the "SEC REPORTS" and, together with the Disclosure Schedules to this Agreement (if any), the "DISCLOSURE MATERIALS") on a timely basis or has timely filed a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension. As of their respective dates, the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act and the rules and regulations of the SEC promulgated thereunder, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the SEC with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with GAAP applied on a consistent basis during the periods involved, except as may be otherwise specified in such financial statements or the notes thereto, and fairly present in all material respects the financial position of the Company and its consolidated Subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments. The Company's Common Stock is registered pursuant to Section 12(g) of the Exchange Act, and the Company has taken no action designed to, or which to its knowledge is likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act nor has the Company received any notification that the SEC is contemplating terminating such registration. No other information provided by or on behalf of the Company to the Purchasers which is not included in the SEC Reports, including in any disclosure schedules, contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstance under which they are or were made not misleading.

                    (d) CAPITALIZATION AND RELATED MATTERS. The capitalization of the Company is as set forth on SCHEDULE 4.1(D), which SCHEDULE 4.1(D) shall also include the number of shares of Common Stock owned beneficially, and of record, by Affiliates of the Company as of the date hereof. As of the Closing Date and immediately thereafter, the authorized capital stock of the Company and the shares of stock that are issued, outstanding and reserved for issuance upon conversion of notes, exercise of warrants and Options and exercise of the Warrants hereunder (after giving effect to anti-dilution adjustments) are as set forth on SCHEDULE 4.1(D) hereto. As of the Closing Date, the Company will not have outstanding any capital stock or securities convertible or exchangeable for any shares of its capital stock except as set forth in SCHEDULE 4.1(D), and will not have outstanding any rights or options to subscribe for or to purchase its capital stock or any stock or securities convertible into or exchangeable for its capital stock, except as set forth in SCHEDULE 4.1(D). As of the Closing Date, the Company will not be subject to any obligation (contingent or otherwise) to repurchase or otherwise acquire or retire any shares of its capital stock, except as set forth herein and the Charter Documents, respectively, as in effect on the date hereof. As of the Closing, all of the outstanding shares of the Company's capital stock will be validly issued, fully paid and nonassessable. Except as set forth on the SCHEDULE 4.1(D), there are no statutory or contractual stockholders' preemptive rights or notices with respect to the issuance of the Shares and Warrants hereunder. Subject to and based on the accuracy of all representations made by the Purchasers in this Offering, the Company has not violated any applicable federal or state securities laws in connection with the offer, sale or issuance of any of its capital stock, and the offer, sale and issuance of the Shares and Warrants hereunder do not require registration under the Securities Act or any applicable state securities laws. No further approval or authorization of any stockholder, the Board of Directors of the Company or others is required for the issuance and sale of the Securities. There are no stockholders agreements, voting agreements or other similar agreements with respect to the Company's capital stock to which the Company is a party or, to the knowledge of the Company, between or among any of the Company's stockholders.

                    (e) SUBSIDIARIES. Except as set forth on SCHEDULE 4.1(E), the Company does not own, or hold any rights to acquire, any shares of stock or any other security or interest in any other Person. The Company has no Subsidiaries except as set forth on SCHEDULE 4.1(E).

                    (f) AUTHORIZATION; NO BREACH. The execution, delivery and performance of the Purchase Documents (collectively, the "TRANSACTION DOCUMENTS"), and the consummation of the Transactions have been duly authorized by the Company. The Company has the requisite corporate power and authority to enter into and perform its obligations under the Transaction Documents and to issue the Shares, Warrants and Warrant Shares in accordance with the terms hereof and thereof. No further filing, consent, or authorization is required by the Company, its Board of Directors, or its stockholders. The execution, delivery and performance of the Transaction Documents by the Company and the consummation by the Company of the transactions contemplated hereby and thereby (including, without limitation, the issuance of the Shares and Warrants and reservation for issuance and issuance of the Warrant Shares) will not (i) result in a violation of any certificates or articles of incorporation, articles of formation, certificates or articles of designations or other constituent documents of the Company or any of its Subsidiaries, any capital stock of the Company or any of its Subsidiaries or bylaws of the Company or any of its Subsidiaries or (ii) conflict with, or constitute a default (or an event which would with notice or lapse of time or both would become a default) in any respect under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any of its Subsidiaries is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree, including foreign, federal and state securities laws and regulations and the rules and regulations of the Principal Market, applicable to the Company or any of its Subsidiaries or by which any property or asset of the Company or any of its Subsidiaries is bound or effective.

                    (g) ENFORCEABILITY. This Agreement constitutes, and each of the other Transaction Documents when duly executed and delivered by the Company will constitute, legal, valid and binding obligations of the Company enforceable in accordance with their respective terms.

                    (h) NO MATERIAL ADVERSE CHANGE. Since the date of the latest audited financial statements included within the SEC Reports, except as specifically disclosed in the SEC Reports, (i) there has been no event, occurrence or development that has had or that could reasonably be expected to result in a Material Adverse Effect, (ii) the Company has not incurred any liabilities (contingent or otherwise) other than (A) trade payables, accrued expenses and other liabilities incurred in the ordinary course of business consistent with past practice and (B) liabilities not required to be reflected in the Company's financial statements pursuant to GAAP or required to be disclosed in filings made with the Commission, (iii) the Company has not altered its method of accounting or the identity of its auditors, (iv) the Company has not declared or made any dividend or distribution of cash or other property to its stockholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock, and (v) the Company has not issued any equity securities to any officer, director or Affiliate. The Company does not have pending before the SEC any request for confidential treatment of information. Except for the issuance of the Securities contemplated by this Agreement or as set forth on SCHEDULE 4.1(H), no event, liability or development has occurred or exists with respect to the Company or its Subsidiaries or their respective business, properties, operations or financial condition, that would be required to be disclosed by the Company under applicable securities laws at the time this representation is made or deemed made that has not been publicly disclosed at least 1 Trading Day prior to the date that this representation is made.

                    (i) LITIGATION. Except as described in the SEC Reports, the Company has not received notice of the filing of any material actions, suits or proceedings at law or in equity or by or before any arbitrator or any Governmental Authority (collectively, "LAWSUITS") now pending nor, to the best knowledge of the Company's management after due inquiry, have any material Lawsuits been threatened against or filed by or materially affecting the Company or against any of its directors or officers or Affiliates relating to the assets or rights of the Company or the Business.

                    (j) COMPLIANCE WITH LAWS. The Company is not in violation of any applicable Law in any material respect. The Company is not in default with respect to any judgment, order, writ, injunction, decree, rule or regulation of any Governmental Authority. There is no investigation, enforcement action or regulatory action pending or threatened against or affecting the Company by any Governmental Authority. There is no remedial or other corrective action that the Company is required to take to remain in compliance with any judgment, order, writ, injunction or decree of any Governmental Authority or to maintain any material permits, approvals or licenses granted by any Governmental Authority in full force and effect. During the past five (5) years, none of the officers, directors or management of the Company have been arrested or convicted of any material crime nor have any of them been bankrupt or an officer or director of a bankrupt company.

                    (k) TRANSACTIONS WITH AFFILIATES AND EMPLOYEES. None of the officers or directors of the Company or the Principal Shareholders and, to the knowledge of the Company, none of the employees of the Company is presently a party to any transaction with the Company (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner.

                    (l) SARBANES-OXLEY ACT. The Company is in material compliance with any and all applicable material requirements of the Sarbanes-Oxley Act of 2002 that are effective as of the date hereof, and any and all applicable material rules and regulations promulgated by the SEC thereunder that are effective as of the date hereof.

                    (m) CERTAIN FEES. Neither the Company, nor any of its Subsidiaries or Affiliates, nor any person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D) in connection with the offer or sale of the Shares and Warrants. Except for any payments that may be due to Bathgate Capital and are set forth on SCHEDULE 4.1(M), no brokerage or finder's fees or commissions are or will be payable by the Company to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by this Agreement. The Purchasers shall have no obligation with respect to any fees or with respect to any claims made by or on behalf of other Persons for fees of a type contemplated in this Section that may be due in connection with the transactions contemplated by this Agreement.

                    (n) APPLICATION OF TAKEOVER PROTECTIONS. The Company has taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Company's Charter Documents, or the laws of its state of incorporation that is or could become applicable to the Purchaser as a result of the Purchaser and the Company fulfilling their obligations or exercising their rights under the Transaction Documents, including without limitation the Company's issuance of the Shares, the Warrants and the Warrant Shares and the ownership of the Shares, the Warrants, and the Warrant Shares by the Purchasers

                    (o) TAXES. The Company has filed or caused to be filed all Federal, state and ocal tax returns that are required to be filed by it, and has paid or caused to be paid all taxes shown to be due and payable on such returns or on any assessments received by it, including payroll taxes.

                    (p) LABOR AND EMPLOYMENT. The Company is and each of its Plans are in compliance in all material respects with those provisions of ERISA, the Code, the Age Discrimination in Employment Act, and the regulations and published interpretations thereunder which are applicable to the Company or any such Plan. The Company is in compliance in all material respects with all labor and employment laws, rules, regulations and requirements of all applicable domestic and foreign jurisdictions. There are no pending or threatened labor disputes, work stoppages or strikes.

                    (q) PROPERTIES; SECURITY INTERESTS. The Company has good and marketable title to, or valid leasehold interests in, all of the material assets and properties used or useful by the Company in the Business (collectively, the "PROPERTIES AND FACILITIES"). All of the Properties and Facilities are in good repair, working order and condition and all such assets and properties are, except as set forth in the SEC Reports. The Properties and Facilities constitute all of the material assets, properties and rights of any type used in or necessary for the conduct of the Business.

                    (r) INTELLECTUAL PROPERTY. The Company has good title and ownership of, or has sufficient rights to, all trademarks, service marks, trade names, copyrights, trade secrets, licenses, information, proprietary rights and processes and patents, including without limitation the Proprietary Rights (collectively, the "INTELLECTUAL PROPERTY") used in or necessary for its business as now conducted or as proposed to be conducted. None of the Intellectual Property used in or necessary for the Company's business as now conducted conflicts with or infringes, nor has the Company received any written or oral communications alleging that the Company has violated or, by conducting its business, would violate, any Intellectual Property of any other Person. The transactions contemplated under this Agreement will not alter, impair or otherwise affect any rights of the Company in the Intellectual Property. The Company has taken commercially reasonable measures to protect the proprietary nature of the Intellectual Property and to maintain in confidence all trade secrets and confidential information owned or used by the Company.

There are no legal or governmental proceedings, including interference, re-examination, reissue, opposition, nullity, or cancellation proceedings pending that relate to any of the Intellectual Property, other than review of pending patent applications, and the Company is not aware of any information indicating that such proceedings are threatened or contemplated by any governmental entity or any other Person.

                    (s) EMPLOYMENT AGREEMENTS; INTELLECTUAL PROPERTY AGREEMENTS. The Company is not aware that any of its employees or independent contractors is obligated under any contract (including licenses, covenants or commitments of any nature) or other agreement, or subject to any judgment, decree or order of any court or administrative agency, that would interfere with the use of such employee's or independent contractor's best efforts to promote the interest of the Company or that would conflict with the Company's business as now conducted or as proposed to be conducted. Neither the execution or delivery of this Agreement, nor the carrying on of the Company's business by the employees and independent contractors of the Company, nor the conduct of the Company's business as now conducted, or as currently proposed to be conducted, will, to the Company's knowledge, conflict with or result in a breach of the terms, conditions, or provisions of, or constitute a default under, any contract, covenant or instrument under which any such employee or independent contractor is now obligated. It is not and will not be necessary to use any inventions of any of the Company's employees (or persons the Company currently intends to hire) made prior to their employment by the Company. The SEC Reports list all material employment agreements, including non-competition agreements, confidentiality and intellectual property agreements, between the Company and its directors, officers, key employees and agents. To the knowledge of the Company, no key employee of the Company is in violation of any term of any employment contract, patent disclosure agreement, proprietary information agreement, noncompetition agreement, or any other contract or agreement or any restrictive covenant relating to the right of any such key employee to be employed by the Company because of the nature of the business conducted or to be conducted by the Company or relating to the use of trade secrets or proprietary information of others, and the continued employment of the key employees does not subject the Company or the Purchasers to any material liability to third parties.

To the knowledge of the Company, no key employee of the Company whose termination, either individually or in the aggregate, would have a Material Adverse Effect, has expressed any present intention of terminating his employment with the Company

                    (t) COMPLETE DISCLOSURE. Except with respect to the material terms and conditions of the transactions contemplated by the Transaction Documents, the Company confirms that neither it nor any other Person acting on its behalf has provided any of the Purchasers or their agents or counsel with any information that it believes constitutes or might constitute material, non-public information. The Company understands and confirms that the Purchasers will rely on the foregoing representation in effecting transactions in securities of the Company. All factual information furnished by or on behalf of the Company to the Purchasers for purposes of or in connection with this Agreement or the Transactions is, and all other such factual information hereafter furnished by or on behalf of the Company will be true and accurate in all material respects on the date as of which such information is furnished and not incomplete by omitting to state any fact necessary to make such information not misleading at such time in light of the circumstances under which such information was provided. The press releases disseminated by the Company during the twelve months preceding the date of this Agreement taken as a whole do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made and when made, not misleading. The Company acknowledges and agrees that no Purchaser makes or has made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in Article 5 herein.

                    (u) SIDE AGREEMENTS. Neither the Company nor any Affiliate of the Company nor any director, officer or employee of the Company or any of its Affiliates has entered into, as of the date hereof, any side agreement, either oral or written, with any individual or business, pursuant to which the director, officer, employee, Company or Affiliate agreed to do anything beyond the requirements of the formal, written contracts executed by the Company and disclosed in the SEC reports.

                    (v) PRODUCT LIABILITIES. There are no product recalls, trade disputes, product liabilities or product tampering claims now pending, threatened against or made by or affecting the Company or any of its directors, officers or employees or the businesses, assets or rights of the Company.

                    (w) ENVIRONMENTAL LAWS. The Company and its Subsidiaries, to their knowledge, (i) are in material compliance with any and all Environmental Laws (as hereinafter defined), (ii) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (iii) are in compliance with all terms and conditions of any such permit, license or approval where, in each of the foregoing clauses
(i), (ii) and (iii), the failure to so comply could be reasonably expected to have, individually or in the aggregate, a Material Adverse Effect. The term "ENVIRONMENTAL LAWS" means all federal, state, local or foreign laws relating to pollution or protection of human health or the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata), including, without limitation, laws relating to emissions, discharges, releases or threatened releases of chemicals, pollutants, contaminants, or toxic or hazardous substances or wastes (collectively, "HAZARDOUS MATERIALS") into the environment, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials, as well as all authorizations, codes, decrees, demands or demand letters, injunctions, judgments, licenses, notices or notice letters, orders, permits, plans or regulations issued, entered, promulgated or approved thereunder.

                    (x) SUBSIDIARY RIGHTS. The Company or one of its Subsidiaries has the unrestricted right to vote, and (subject to limitations imposed by applicable law) to receive dividends and distributions on, all capital securities of its Subsidiaries as owned by the Company or such Subsidiary.

                    (y) INTERNAL ACCOUNTING AND DISCLOSURE CONTROLS. The Company and each of its Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations, (ii)
transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset and liability accountability, (iii) access to assets or incurrence of liabilities is permitted only in accordance with management's general or specific authorization and (iv) the recorded accountability for assets and liabilities is compared with the existing assets and liabilities at reasonable intervals and appropriate action is taken with respect to any difference. The Company maintains disclosure controls and procedures (as such term is defined in Rule 13a-14 under the Exchange Act) that are effective in ensuring that information required to be disclosed by the Company in the reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported, within the time periods specified in the rules and forms of the SEC, including, without limitation, controls and procedures designed to ensure that information required to be disclosed by the Company in the reports that it files or submits under the Exchange Act is accumulated and communicated to the Company's management, including its principal executive officer or officers and its principal financial officer or officers, as appropriate, to allow timely decisions regarding required disclosure. During the twelve months prior to the date hereof neither the Company nor any of its Subsidiaries have received any notice or correspondence from any accountant relating to any potential material weakness in any part of the system of internal accounting controls of the Company or any of its Subsidiaries.

                    (z) INDEBTEDNESS AND OTHER CONTRACTS. Except as disclosed in the SEC Reports, neither the Company nor any of its Subsidiaries (i) has any outstanding Indebtedness (as defined below), (ii) is a party to any contract, agreement or instrument, the violation of which, or default under which, by the other party(ies) to such contract, agreement or instrument could reasonably be expected to result in a Material Adverse Effect, (iii) is in violation of any term of or in default under any contract, agreement or instrument relating to any Indebtedness, except where such violations and defaults would not result, individually or in the aggregate, in a Material Adverse Effect, or (iv) is a party to any contract, agreement or instrument relating to any Indebtedness, the performance of which, in the judgment of the Company's officers, has or is expected to have a Material Adverse Effect. SCHEDULE 4.1(Z) provides a description of such outstanding Indebtedness. For purposes of this Agreement:
(x) "INDEBTEDNESS" of any Person means, without duplication (A) all indebtedness for borrowed money in excess of $100,000 individually (the "Debt Threshold"),
(B) all obligations in excess of the Debt Threshold issued, undertaken or assumed as the deferred purchase price of property or services (other than trade payables entered into in the ordinary course of business), (C) all reimbursement or payment obligations with respect to letters of credit, surety bonds and other similar instruments in excess of the Debt Threshold, (D) all obligations in excess of the Debt Threshold evidenced by notes, bonds, debentures or similar instruments, including obligations so evidenced incurred in connection with the acquisition of property, assets or businesses, (E) all indebtedness in excess of the Debt Threshold created or arising under any conditional sale or other title retention agreement, or incurred as financing, in either case with respect to any property or assets acquired with the proceeds of such indebtedness (even though the rights and remedies of the seller or bank under such agreement in the event of default are limited to repossession or sale of such property), (F) all monetary obligations in excess of the Debt Threshold under any leasing or similar arrangement which, in connection with generally accepted accounting principles, consistently applied for the periods covered thereby, is classified as a capital lease, (G) all indebtedness referred to in clauses (A) through (F) above secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any mortgage, lien, pledge, charge, security interest or other encumbrance upon or in any property or assets (including accounts and contract rights) owned by any Person, even though the Person which owns such assets or property has not assumed or become liable for the payment of such indebtedness, and (H) all Contingent Obligations in excess of the Debt Threshold in respect of indebtedness or obligations of others of the kinds referred to in clauses (A) through (G) above; (y) "CONTINGENT OBLIGATION" means, as to any Person, any direct or indirect liability, contingent or otherwise, of that Person with respect to any Indebtedness of another Person if the primary purpose or intent of the Person incurring such liability, or the primary effect thereof, is to provide assurance to the obligee of such liability that such liability will be paid or discharged, or that any agreements relating thereto will be complied with, or that the holders of such liability will be protected (in whole or in part) against loss with respect thereto; and (z) "PERSON" means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization and a government or any department or agency thereof.

                    (aa) OFF BALANCE SHEET ARRANGEMENTS. There is no transaction, arrangement, or other relationship between the Company and an unconsolidated or other off balance sheet entity that is required to be disclosed by the Company in its Exchange Act filings and is not so disclosed or that otherwise would be reasonably likely to have a Material Adverse Effect.

                    (bb) INVESTMENT COMPANY STATUS. The Company is not, and upon consummation of the sale of the Securities will not be, an "investment company," a company controlled by an "investment company" or an "affiliated person" of, or "promoter" or "principal underwriter" for, an "investment company" as such terms are defined in the Investment Company Act of 1940, as amended.

                    (cc) TRANSFER TAXES. On the Closing Date, all stock transfer or other taxes (other than income or similar taxes) which are required to be paid in connection with the sale and transfer of the Securities to be sold to the Purchasers hereunder will be, or will have been, fully paid or provided for by the Company, and all laws imposing such taxes will be or will have been complied with.

                    (dd) FOREIGN CORRUPT PRACTICES. Neither the Company nor any of its Subsidiaries nor any director, officer, agent, employee or other Person acting on behalf of the Company or any of its Subsidiaries has, in the course of its actions for, or on behalf of, the Company or any of its Subsidiaries (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expenses relating to political activity; (ii) made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; (iii) violated or is in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977, as amended; or (iv) made any unlawful bribe, rebate, payoff, influence payment, kickback or other unlawful payment to any foreign or domestic government official or employee.

                    (ee) NO UNDISCLOSED EVENTS, LIABILITIES, DEVELOPMENTS OR CIRCUMSTANCES. No event, liability, development or circumstance has occurred or exists, or is contemplated to occur with respect to the Company, its Subsidiaries or their respective business, properties, prospects, operations or financial condition, that would be required to be disclosed by the Company under applicable securities laws on a registration statement on Form S-1 filed with the SEC relating to an issuance and sale by the Company of its Common Stock and which has not been publicly announced.

                    (ff) NO INTEGRATED OFFERING. None of the Company, its Subsidiaries, any of their affiliates, and any Person acting on their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would require registration of any of the Securities under the Securities Act or cause this offering of the Securities to be integrated with prior offerings by the Company for purposes of the Securities Act or any applicable stockholder approval provisions, including, without limitation, under the rules and regulations of any exchange or automated quotation system on which any of the securities of the Company are listed or designated. None of the Company, its Subsidiaries, their affiliates and any Person acting on their behalf will take any action or steps referred to in the preceding sentence that would require registration of any of the Securities under the Securities Act or cause the offering of the Securities to be integrated with other offerings.

                    (gg) SOLVENCY. Based on the consolidated financial condition of the Company as of the Closing Date, after giving effect to the receipt by the Company of the proceeds from the sale of the Securities hereunder, (i) the fair saleable value of the Total Assets exceeds the amount that will be required to be paid on or in respect of the Company's existing debts and other liabilities (including known contingent liabilities) as they mature; (ii) the Total Assets do not constitute unreasonably small capital to carry on its business as now conducted and as proposed to be conducted including its capital needs taking into account the particular capital requirements of the business conducted by the Company, and projected capital requirements and capital availability thereof; and (iii) the current cash flow of the Company, together with the proceeds the Company would receive, were it to liquidate all of the Total Assets, after taking into account all anticipated uses of the cash, would be sufficient to pay all amounts on or in respect of its liabilities when such amounts are required to be paid. The Company does not intend to incur debts beyond its ability to pay such debts as they mature (taking into account the timing and amounts of cash to be payable on or in respect of its debt). The Company has no knowledge of any facts or circumstances which lead it to believe that it will file for reorganization or liquidation under the bankruptcy or reorganization laws of any jurisdiction within one year from the Closing Date.

                    (hh) NO GENERAL SOLICITATION. Neither the Company nor any person acting on behalf of the Company has offered or sold any of the Securities by any form of general solicitation or general advertising. The Company has offered the Securities for sale only to the Purchasers and certain other "accredited investors" within the meaning of Rule 501 under the Securities Act.

                    (ii) ACCOUNTANTS. The Company's accounting firm is set forth on SCHEDULE 4.1(II). To the knowledge and belief of the Company, such accounting firm (i) is a registered public accounting firm as required by the Exchange Act and (ii) shall express its opinion with respect to the financial statements to be included in the Company's Annual Report on Form 10-K for the year ending February 28, 2007.

                    (jj) NO DISAGREEMENTS WITH ACCOUNTANTS AND LAWYERS. There are no disagreements of any kind presently existing, or reasonably anticipated by the Company to arise, between the Company and the accountants and lawyers formerly or presently employed by the Company which could affect the Company's ability to perform any of its obligations under any of the Transaction Documents, and except as set forth in SCHEDULE 4.1(JJ) the Company is current with respect to any fees owed to its accountants and lawyers.

                    (kk) ACKNOWLEDGMENT REGARDING PURCHASERS' PURCHASE OF SECURITIES. The Company acknowledges and agrees that each of the Purchasers is acting solely in the capacity of an arm's length purchaser with respect to the Transaction Documents and the transactions contemplated thereby. The Company further acknowledges that no Purchaser is acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to the Transaction Documents and the transactions contemplated thereby and any advice given by any Purchaser or any of their respective representatives or agents in connection with the Transaction Documents and the transactions contemplated thereby is merely incidental to the Purchasers' purchase of the Securities. The Company further represents to each Purchaser that the Company's decision to enter into this Agreement and the other Transaction Documents has been based solely on the independent evaluation of the transactions contemplated hereby by the Company and its representatives.

                    (ll) ACKNOWLEDGEMENT REGARDING PURCHASER'S TRADING ACTIVITY. Anything in this Agreement or elsewhere herein to the contrary notwithstanding (except as set forth in Sections 5.7 and 6.1(m)), it is understood and acknowledged by the Company (i) that none of the Purchasers have been asked by the Company to agree, nor has any Purchaser agreed, to desist from purchasing or selling, long and/or short, securities of the Company, or "derivative" securities based on securities issued by the Company or to hold the Securities for any specified term; (ii) that past or future open market or other transactions by any Purchaser, including Short Sales, and specifically including, without limitation, Short Sales or "derivative" transactions, before or after the closing of this or future private placement transactions, may negatively impact the market price of the Company's publicly-traded securities;
(iii) that any Purchaser, and counter-parties in "derivative" transactions to which any such Purchaser is a party, directly or indirectly, presently may have a "short" position in the Common Stock, and (iv) that each Purchaser shall not be deemed to have any affiliation with or control over any arm's length counter-party in any "derivative" transaction. The Company further understands and acknowledges that (a) one or more Purchasers may engage in hedging activities at various times during the period that the Securities are outstanding, including, without limitation, during the periods that the value of the Warrant Shares deliverable with respect to Securities are being determined and (b) such hedging activities (if any) could reduce the value of the existing stockholders' equity interests in the Company at and after the time that the hedging activities are being conducted. The Company acknowledges that such aforementioned hedging activities do not constitute a breach of any of the Transaction Documents.

                    (mm) REGULATION M COMPLIANCE. The Company has not, and to its knowledge no one acting on its behalf has, (i) taken, directly or indirectly, any action designed to cause or to result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of any of the Securities, (ii) sold, bid for, purchased, or, paid any compensation for soliciting purchases of, any of the Securities, or (iii) paid or agreed to pay to any Person any compensation for soliciting another to purchase any other securities of the Company, other than, in the case of clauses
(ii) and (iii), compensation paid to Bathgate Capital in connection with the placement of the Securities.

          4.2 SURVIVAL OF COMPANY REPRESENTATIONS AND WARRANTIES. All representations and warranties contained in this Agreement and any financial statements, instruments, certificates, schedules or other documents delivered in connection herewith, shall survive the execution and delivery of this Agreement only for a period of twenty-four (24) months from the date of this Agreement.

                                   ARTICLE 5

                 REPRESENTATIONS AND WARRANTIES OF THE PURCHASER

         Each Purchaser hereby represents and warrants to the Company as follows:

          5.1 PURCHASE ENTIRELY FOR ITS OWN ACCOUNT. This Agreement is made with such Purchaser in reliance upon its representation to the Company that the Shares and the Warrants will be acquired for investment for such Purchaser's own account, not as a nominee or agent, and not with any agreement for the resale or distribution of any part thereof. Subject to the immediate preceding sentence, nothing contained herein shall be deemed a representation or warranty by such Purchaser to hold any of the Securities for any period of time.

          5.2 DISCLOSURE OF INFORMATION. The Purchaser has had the opportunity to ask questions of, and receive answers from officers and directors of the Company, to review the SEC Reports, and to obtain additional information regarding the Company and this Offering. Neither such inquiries nor any other investigation conducted by or on behalf of such Purchaser or its representatives or counsel shall modify, amend or affect such Purchaser's right to rely on the truth, accuracy and completeness of the Disclosure Materials and the Company's representations and warranties contained in the Purchase Documents.

          5.3 ACCREDITED AND SOPHISTICATED INVESTOR; INVESTMENT EXPERIENCE. The Purchaser represents that it is a sophisticated investor and an "accredited investor" as defined in Rule 501 under the Securities Act. Such Purchaser also represents that it is an investor in restricted securities and acknowledges that it is able to fend for itself, can bear the economic risk of its investment, and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment in the Shares and Warrants and can bear the economic risk of loss of the investment in the Securities being purchased.

          5.4 RESTRICTED SECURITIES. The Purchaser acknowledges that the Shares, the Warrants and the Warrant Shares have not been registered under the Securities Act and may be resold only if registered pursuant to the provisions of the Securities Act or if an exemption from registration is available.

          5.5 ASSIGNMENT. Upon the assignment or transfer by such Purchaser or any of its successors or assignees of all or any part of the Warrants, the term "Purchaser" as used herein shall thereafter mean, to the extent thereof, the then holder or holders of such Warrants, or portion thereof.

          5.6 SHORT SALES AND CONFIDENTIALITY PRIOR TO THE DATE HEREOF. Other than consummating the transactions contemplated hereunder, such Purchaser has not, nor has any Person acting on behalf of or pursuant to any understanding with such Purchaser, directly or indirectly executed any purchases or sales, including Short Sales, of the securities of the Company during the period commencing from the time that such Purchaser first received a term sheet (written or oral) from the Company or any other Person representing the Company setting forth the material terms of the transactions contemplated hereunder until the date hereof ("DISCUSSION TIME"). Notwithstanding the foregoing, in the case of a Purchaser that is a multi-managed investment vehicle whereby separate portfolio managers manage separate portions of such Purchaser's assets and the portfolio managers have no direct knowledge of the investment decisions made by the portfolio managers managing other portions of such Purchaser's assets, the representation set forth above shall only apply with respect to the portion of assets managed by the portfolio manager that made the investment decision to purchase the Securities covered by this Agreement. Other than to other Persons party to this Agreement, such Purchaser has maintained the confidentiality of all disclosures made to it in connection with this transaction (including the existence and terms of this transaction).

                                   ARTICLE 6

                                    COVENANTS

          6.1 COVENANTS. The Company covenants that, so long as the Purcchasers own any Shares, Warrants or Warrant Shares, the Company shall:

                    (a) EXISTENCE. Do or cause to be done all things necessary to preserve, renew and keep in full force and effect its legal existence.

                    (b) FURNISHING OF INFORMATION. Timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company pursuant to the Exchange Act, and if the Company is not required to file reports pursuant to such laws, it will prepare and furnish to the Purchaser and make publicly available in accordance with Rule 144(c) such information as is required for the Purchaser to sell the Shares and Warrant Shares under Rule 144. The Company further covenants that it will take such further action as any holder of Shares, Warrants and/or the Warrant Shares may reasonably request, all to the extent required from time to time to enable such Person to sell the Shares or Warrant Shares without registration under the Securities Act within the limitation of the exemptions provided by Rule 144.

                    (c) LEGENDS. Unless (i) the Shares and Warrant Shares have been registered under the Securities Act, (ii) such Shares and Warrant Shares have been sold pursuant to Rule 144, (iii) such Shares and Warrant Shares are eligible for sale under Rule 144(k) or (iv) such legend on the Shares and Warrant Shares is not required under the applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the staff of the SEC), the Company shall instruct its transfer agent to enter stop transfer orders with respect to such Shares and Warrants Shares, and all certificates or instruments representing the Shares, Warrants and Warrant Shares shall bear on the face thereof substantially the following legend:

THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED OR QUALIFIED FOR SALE UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAWS AND MAY NOT BE SOLD OR TRANSFERRED, IN THE ABSENCE OF SUCH REGISTRATION, UNLESS THE COMPANY IS REASONABLY SATISFIED THAT THE PROPOSED SALE OR TRANSFER IS EXEMPT FROM SUCH REGISTRATION REQUIREMENTS.

If the legend is not required pursuant to clauses (i)-(iv) herein, the Company shall cause its counsel to issue a legal opinion to the Company's transfer agent if required by such transfer agent to effect the removal of such legend. If all or a portion of a Warrant is exercised at such time as no legend is required pursuant to clauses (i)-(iv) herein, such Warrant Shares shall be issued free of all legends. The Company agrees that on such date that a legend is no longer required pursuant to clauses (i)-(iv) herein, the Company shall deliver or cause to be delivered to a Purchaser, no later than 3 Business Days (such third Business Day, the "LEGEND REMOVAL DATE") following the delivery by such Purchaser to the Company or its transfer agent of a certificate representing Shares or Warrant Shares, as the case may be, a certificate representing such shares that is free from all restrictive and other legends (such shares without restrictions or legends, the "UNLEGENDED SHARES"). The Company may not make any notation on its records or give instructions to its transfer agent that enlarge the restrictions on transfer set forth in this Section 5.5. Certificates for Shares or Warrant Shares subject to legend removal hereunder shall be transmitted by the Company's transfer agent to such Purchaser by crediting the account of such Purchaser's prime broker with the Depository Trust Company System.

In addition to any other rights available to the Purchaser, if the Company fails to cause its transfer agent to transmit to the Purchaser a certificate or certificates representing the Unlegended Shares on or prior to the Legend Removal Date, and if after such Legend Removal Date the Purchaser is required by its broker to purchase (in an open market transaction or otherwise), or the Purchaser's brokerage firm otherwise purchases, shares of Common Stock to deliver in satisfaction of a sale by the Purchaser of the Unlegended Shares which the Purchaser anticipated receiving by such Legend Removal Date (a "BUY-IN"), then the Company shall (1) pay in cash to the Holder the amount by which (x) the Holder's total purchase price (including brokerage commissions, if any) for the shares of Common Stock so purchased exceeds (y) the amount obtained by multiplying (A) the number of Unlegended Shares that the Company was required to deliver to the Purchaser on the applicable Legend Removal Date times (B) the price at which the sell order giving rise to such purchase obligation was executed, and (2) deliver to the Holder the number of Unlegended Shares that would have been issued had the Company timely complied with its delivery obligations hereunder. For example, if the Purchaser purchases Common Stock having a total purchase price of $11,000 to cover a Buy-In with respect to Unlegended Shares with an aggregate sale price giving rise to such purchase obligation of $10,000, under clause (1) of the immediately preceding sentence the Company shall be required to pay the Purchaser $1,000. The Purchaser shall provide the Company written notice indicating the amounts payable to the Purchaser in respect of the Buy-In and, upon request of the Company, evidence of the amount of such loss. Nothing herein shall limit a Purchaser's right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Company's failure to timely deliver Unlegended Shares as required pursuant to the terms hereof.

                    (d) INDEMNIFICATION OF INVESTORS. In addition to the indemnity provided in Article 7, indemnify and hold each Purchaser and its respective directors, officers, partners, representatives, employees and agents (each, an "INVESTOR PARTY") harmless from any and all losses, liabilities, obligations, claims, contingencies, damages, costs and expenses, including all judgments, amounts paid in settlements, court costs and reasonable attorneys' fees and costs of investigation (collectively, "LOSSES") that any such Investor Party may suffer or incur as a result of or relating to any misrepresentation, breach or inaccuracy of any representation, warranty, covenant or agreement made by the Company in any Transaction Document. In addition to the indemnity contained herein, the Company will reimburse each Investor Party for its reasonable legal and other expenses (including the cost of any investigation, preparation and travel in connection therewith) incurred in connection therewith, as such expenses are incurred.

                    (e) COMMON STOCK RESERVE. Maintain in reserve, at all times that the Warrants are unexercised, authorized, but unissued and unreserved, shares of Common Stock for issuance upon exercise of the Warrants.

                    (f) USE OF PROCEEDS. Use the funds received from the Purchasers in connection with the Transactions substantially in accordance with the "USE OF PROCEEDS SCHEDULE" attached hereto as SCHEDULE 6.1(E).

                    (g) FURTHER ASSURANCES. With reasonable promptness, execute and deliver to the Purchaser, from time to time, upon the reasonable request of the Purchaser, such supplemental agreements, statements, assignments and transfers, or instructions on documents as the Purchaser may request in order that the full intent of this Agreement and the other Purchase Documents may be carried into effect.

                    (h) NO NEW FINANCINGS. From the date of this Agreement until the date ninety (90) days after the effectiveness of the Mandatory Registration Statement (as defined in the Registration Rights Agreement) (the "BLOCKAGE PERIOD"), the Company shall not, without the prior written consent of Purchasers holding a majority-in-interest of the then-outstanding Securities, (i) issue any equity securities of the Company other than under this Agreement or in connection with exercises of options or warrants of the Company outstanding as of the date hereof or issued hereafter as permitted hereby, except for (A) securities issued in a registered public offering, (B) securities issued to a party in connection with forming a strategic relationship or alliance with that party or (C) Common Stock and Warrants issued for aggregate consideration of not more than $1,000,000 contemporaneously herewith to other investors on terms substantially similar to the terms hereof, or (ii) enter into any debt financing arrangements not in place on the date hereof. Notwithstanding the foregoing, the Company may during the Blockage Period enter into new or additional senior debt arrangements or facilities and/or mezzanine debt arrangements or facilities involving notes with minimum terms of at least two years and which may include the issuance of warrants to purchase Common Stock of the Company, so long as after entering into such arrangements or facilities, on a pro forma basis based on the financial statements of the Company for the quarter last ended before entering into the arrangements or facilities, and assuming full advance of all amounts available under the arrangements or facilities, neither the Current Ratio nor the ratio of Total Assets to Total Liabilities of the Company is less than 1:1.

                    (i) NO VARIABLE FINANCINGS For so long as the Warrants issued hereunder remain outstanding, the Company shall not enter into any agreements under which it agrees to issue equity over a period of time in accordance with a pricing formula that varies over that period of time depending on the market price of the equity of the Company at the time of issuance.

                    (j) REDEMPTIONS. For so long as the Warrants issued hereunder remain outstanding, the Company shall not redeem any shares of its capital stock, other than mandatory redemptions of the Preferred Stock in accordance with its terms.

                    (k) SECURITIES LAWS DISCLOSURE; PUBLICITY. The Company shall, by 8:30 a.m. (New York City time) on the Trading Day immediately following the date hereof, issue a Current Report on Form 8-K, disclosing the material terms of the transactions contemplated hereby, and filing the Transaction Documents as exhibits thereto. The Company and each Purchaser shall consult with each other in issuing any other press releases with respect to the transactions contemplated hereby, and neither the Company nor any Purchaser shall issue any such press release or otherwise make any such public statement without the prior consent of the Company, with respect to any press release of any Purchaser, or without the prior consent of each Purchaser, with respect to any press release of the Company, which consent shall not unreasonably be withheld or delayed, except if such disclosure is required by law, in which case the disclosing party shall promptly provide the other party with prior notice of such public statement or communication. Notwithstanding the foregoing, the Company shall not publicly disclose the name of any Purchaser, or include the name of any Purchaser in any filing with the SEC or any regulatory agency or Trading Market, without the prior written consent of such Purchaser, except (i) as required by federal securities law in connection with (A) any registration statement contemplated by the Registration Rights Agreement and (B) the filing of final Transaction Documents (including signature pages thereto) with the SEC and (ii) to the extent such disclosure is required by law or Trading Market regulations, in which case the Company shall provide the Purchasers with prior notice of such disclosure permitted under this clause (ii).

                    (l) NON-PUBLIC INFORMATION. Except with respect to the material terms and conditions of the transactions contemplated by the Transaction Documents, the Company covenants and agrees that neither it nor any other Person acting on its behalf will provide any Purchaser or its agents or counsel with any information that the Company believes constitutes material non-public information, unless prior thereto such Purchaser shall have executed a written agreement regarding the confidentiality and use of such information. The Company understands and confirms that each Purchaser shall be relying on the foregoing covenant in effecting transactions in securities of the Company.

                    (m) LISTING OF COMMON STOCK.(n) The Company hereby agrees to use best efforts to maintain the listing of the Common Stock on a Trading Market, and as soon as reasonably practicable following the Closing (but not later than the earlier of the date of effectiveness of the Mandatory Registration Statement and the first anniversary of the Closing Date) to list all of the Shares and Warrant Shares on such Trading Market. The Company further agrees, if the Company applies to have the Common Stock traded on any other Trading Market, it will include in such application all of the Shares and Warrant Shares, and will take such other action as is necessary to cause all of the Shares and Warrant Shares to be listed on such other Trading Market as promptly as possible. The Company will take all action reasonably necessary to continue the listing and trading of its Common Stock on a Trading Market and will comply in all respects with the Company's reporting, filing and other obligations under the bylaws or rules of the Trading Market.

                    (n) INTEGRATION. The Company shall not sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that would be integrated with the offer or sale of the Securities in a manner that would require the registration under the Securities Act of the sale of the Securities to the Purchasers or that would be integrated with the offer or sale of the Securities to the Purchasers for purposes of the rules and regulations of any Trading Market such that it would require shareholder approval prior to the closing of such other transaction unless shareholder approval is obtained before the closing of such subsequent transaction.

                    (o) SHAREHOLDER APPROVAL. Unless Shareholder Approval has been obtained and deemed effective, neither the Company nor any Subsidiary shall make any issuance whatsoever of Common Stock or Common Stock Equivalents which would cause any adjustment of the exercise price of the Warrants to the extent that the holders of the Warrants would not be permitted, pursuant to Section 1(c)(ii) of the Warrants, to exercise their respective Warrants in full. Any Purchaser shall be entitled to obtain injunctive relief against the Company to preclude any such issuance, which remedy shall be in addition to any right to collect damages

                    (p) SHORT SALES AND CONFIDENTIALITY AFTER THE DATE HEREOF. Each Purchaser, severally and not jointly with the other Purchasers, covenants that neither it nor any Affiliate acting on its behalf or pursuant to any understanding with it will execute any Short Sales during the period commencing at the Discussion Time and ending at the time that the transactions contemplated by this Agreement are first publicly announced as described in Section 6(j). Each Purchaser, severally and not jointly with the other Purchasers, covenants that until such time as the transactions contemplated by this Agreement are publicly disclosed by the Company as described in Section 6(j), such Purchaser will maintain the confidentiality of the existence and terms of this transaction and the information included in the Disclosure Schedules. Each Purchaser, severally and not jointly with any other Purchaser, understands and acknowledges and agrees to act in a manner that will not violate the positions of the SEC as set forth in Item 65, Section A, of the Manual of Publicly Available Telephone Interpretations, dated July 1997, compiled by the Office of Chief Counsel, Division of Corporation Finance. Notwithstanding the foregoing, no Purchaser makes any representation, warranty or covenant hereby that it will not engage in Short Sales in the securities of the Company after the time that the transactions contemplated by this Agreement are first publicly announced as described in Section 6(j). Notwithstanding the foregoing, in the case of a Purchaser that is a multi-managed investment vehicle whereby separate portfolio managers manage separate portions of such Purchaser's assets and the portfolio managers have no direct knowledge of the investment decisions made by the portfolio managers managing other portions of such Purchaser's assets, the covenant set forth above shall only apply with respect to the portion of assets managed by the portfolio manager that made the investment decision to purchase the Securities covered by this Agreement.

                                   ARTICLE 7

                                  MISCELLANEOUS

          7.1 SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that (a) the Company may not assign or transfer its rights hereunder or any interest herein or delegate its duties hereunder.

          7.2 MODIFICATIONS AND AMENDMENTS. The provisions of this Agreement may be modified, waived or amended, but only by a written instrument signed by the Company and each Purchaser.

          7.3 NO IMPLIED WAIVERS; CUMULATIVE REMEDIES; WRITING REQUIRED. No delay or failure in exercising any right, power or remedy hereunder shall affect or operate as a waiver thereof; nor shall any single or partial exercise thereof or any abandonment or discontinuance of steps to enforce such a right, power or remedy preclude any further exercise thereof or of any other right, power or remedy. The rights and remedies hereunder are cumulative and not exclusive of any rights or remedies that the Purchaser or any holder of Warrants or Warrant Shares would otherwise have. Any waiver, permit, consent or approval of any kind or character of any breach or default under this Agreement or any such waiver of any provision or condition of this Agreement must be in writing, and shall be effective only to the extent in such writing specifically set forth.

          7.4 FEES AND EXPENSES. At Closing, the Company agrees to pay to Enable Capital $15,000 as reimbursement of Enable's legal fees in connection with the preparation of the Purchase Documents and other expenses. It is understood that counsel for Enable has only rendered legal advice to Enable, and not to the Company or any other Person in connection with the transactions contemplated hereby, and that each of the Company and Enable has relied for such matters on the advice of its own respective counsel. Except as specified in the immediately preceding sentence, each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of the Purchase Documents.

          7.5 REIMBURSEMENT OF EXPENSES-ENFORCEMENT AND COLLECTION. The Company upon demand shall pay or reimburse the Purchaser for all fees and expenses incurred or payable by the Purchaser (including, without limitation, reasonable fees and expenses of counsel for the Purchaser), from time to time arising in connection with the enforcement of this Agreement.

          7.6 NOTICES. All notices and other communications given to or made upon any party hereto in connection with this Agreement shall, except as otherwise expressly herein provided, be in writing (including telecopy, but in such case, a confirming copy will be sent by another permitted means) and mailed via certified mail, telecopied or delivered by guaranteed overnight parcel express service or courier to the respective parties, as follows:

                  TO THE COMPANY:

                  ATC Healthcare, Inc.
                  1983 Marcus Avenue
                  Lake Success, NY  11042
                  Attn:  Chief Financial Officer
                  Fax:  (516) 750-1754

                  with a copy to:

                  David J. Hirsch, Esq.
                  Keevican Weiss Bauerle & Hirsch LLC
                  11th Floor, Federated Investors Tower
                  1001 Liberty Avenue
                  Pittsburg, PA  15222
                  Fax:  (412) 355-2609

                           and

                  TO EACH PURCHASER AS SET FORTH ON THE SIGNATURE PAGE HERETO;

or in accordance with any subsequent written direction from the recipient party to the sending party. All such notices and other communications shall, except as otherwise expressly herein provided, be effective upon delivery if delivered by courier or overnight parcel express service; in the case of certified mail, three (3) Business Days after the date sent; or in the case of telecopy, when received.

          7.7 SURVIVAL. All representations, warranties, covenants and agreements of the Company contained herein or made in writing in connection herewith shall survive the execution and delivery of this Agreement, the Closing and the purchase and delivery of the Common Stock and Warrants.

          7.8 GOVERNING LAW; CONSENT TO JURISDICTION. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to conflict of laws principles. Each of the parties hereto irrevocably submits to the exclusive jurisdiction of the courts of the State of New York, County of New York, and the United States District Court for the Southern District of New York for the purpose of any suit, action, proceeding or judgment relating or arising out of this Agreement and the transactions contemplated hereby. Service of process in connection with any such suit, action or proceeding may be served on each party hereto by the same methods as are specified for the giving of notices under this Agreement. Each of the parties hereto irrevocably consents to the jurisdiction of any such court in any such suit, action or proceeding and the laying of venue in such court. Each party hereto irrevocably waives any objection to the laying of venue of any such suit, action or proceeding brought in such courts and irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. EACH PARTY HERETO EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY.

          7.9 REMEDIES. In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, the Purchaser will be entitled to specific performance under the Purchase Documents. The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations described in the foregoing sentence and hereby agrees to waive in any action for specific performance of any such obligation the defense that a remedy at law would be adequate.

          7.10 SEVERABILITY. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law in any jurisdiction, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating any other provision of this Agreement.

          7.11 HEADINGS. Article, section and subsection headings in this Agreement are included for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

          7.12 COUNTERPARTS. This Agreement may be executed in any number of counterparts and by any party hereto on separate counterparts, each of which, when so executed and delivered, shall be an original, but all such counterparts shall together constitute one and the same instrument.

          7.13 INTEGRATION. This Agreement and the other Purchase Documents set forth the entire understanding of the parties hereto with respect to all matters contemplated hereby and supersede all previous agreements and understandings among them concerning such matters. No statements or agreements, oral or written, made prior to or at the signing hereof, shall vary, waive or modify the written terms hereof.

          7.14 Independent Nature of Purchasers' Obligations and Rights. The obligations of each Purchaser under any Transaction Document are several and not joint with the obligations of any other Purchaser, and no Purchaser shall be responsible in any way for the performance or non-performance of the obligations of any other Purchaser under any Transaction Document. Nothing contained herein or in any other Transaction Document, and no action taken by any Purchaser pursuant thereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Documents. Each Purchaser shall be entitled to independently protect and enforce its rights, including without limitation, the rights arising out of this Agreement or out of the other Transaction Documents, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose. Each Purchaser has been represented by its own separate legal counsel in their review and negotiation of the Transaction Documents. For reasons of administrative convenience only, Purchasers and their respective counsel have chosen to communicate with the Company through FWS. FWS does not represent any of the Purchasers but only Enable, as investment advisor to one or more Purchasers. The Company has elected to provide all Purchasers with the same terms and Transaction Documents for the convenience of the Company and not because it was required or requested to do so by the Purchasers.

      [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK; SIGNATURE PAGE FOLLOWS]

                                SIGNATURE PAGE TO
                   COMMON STOCK AND WARRANT PURCHASE AGREEMENT


         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.


                             COMPANY:

                             ATC Healthcare, Inc., a Delaware corporation



                             By: /s/ David Savitsky
                             Name: David Savitsky
                             Title: Chief Executive Officer

        [PURCHASER SIGNATURE PAGES TO AHN SECURITIES PURCHASE AGREEMENT]

         IN  WITNESS  WHEREOF,  the  undersigned  have  caused  this  Securities
Purchase   Agreement  to  be  duly  executed  by  their  respective   authorized
signatories as of the date first indicated above.


Name of Purchaser: ______________________________________________________

SIGNATURE OF AUTHORIZED SIGNATORY OF PURCHASER: _________________________

Name of Authorized Signatory: ___________________________________________

Title of Authorized Signatory: __________________________________________

Email Address of Purchaser:______________________________________________

Fax Number of Purchaser: ________________________________________________

Address for Notice of Purchaser:




Address for Delivery of Securities for Purchaser (if not same as address for notice):





Subscription Amount: $__________

Shares: ________________________

Warrant Shares: ________________